Exhibit 10.12

CYMER, INC.

2005 EQUITY INCENTIVE PLAN
2007 LONG-TERM INCENTIVE BONUS PLAN

STOCK UNIT GRANT NOTICE

Cymer, Inc. (the “Company”), pursuant to Section 7(c) of its 2005 Equity Incentive Plan (the “Plan”), and its 2007 Long-Term Incentive Bonus Program (the “2007 LTIP”), hereby awards to you as a Participant under the Plan and the 2007 LTIP, a Stock Unit award for the number of shares of the Company’s Common Stock set forth below (the “Award”).  This Award is subject to all of the terms and conditions as set forth herein and in (i) the applicable Stock Unit Agreement, which is attached hereto and incorporated herein in its entirety, (ii) the Plan, which is available on the Company’s Intranet under the Human Resources section and is incorporated herein in its entirety[, and (iii) the 2007 LTIP Summary Description, which is attached hereto and incorporated herein in its entirety]..

Participant:
Date of Grant:
Number of Shares subject to Award:
Consideration:	Your Services to the Company

Vesting Schedule:               The shares subject to this Award will vest in accordance with the following schedule, provided that the vesting will cease upon the termination of your active employment with the Company:

the shares will vest in three (3) equal annual installments in each of January 2009, January 2010 and January 2011.

Issuance Schedule:             Subject to the terms of the Stock Unit Agreement, the shares subject to this Award will generally be issued as they vest.

Additional Terms/Acknowledgements:          You acknowledge receipt of, and understand and agree to, this Stock Unit Grant Notice, the Stock Unit Agreement, the Plan and the 2007 LTIP.  You also acknowledge receipt of the 2005 Equity Incentive Plan Prospectus; provided, however, that if you are an Employee, you acknowledge that the 2005 Equity Incentive Plan Prospectus is available for your review on the Company’s Intranet under the Human Resources section and that you also may receive a paper version of the 2005 Equity Incentive Plan Prospectus upon your request.  You further acknowledge that as of the Date of Grant, this Stock Unit Grant Notice, the Stock Unit Agreement, the Plan and the 2007 LTIP set forth the entire understanding between you and the Company regarding the acquisition of stock in the Company pursuant to this Award and supersede all prior oral and written agreements on that subject with the exception of (i) Stock Awards (as defined in the Plan) previously granted and delivered to you under the Plan, and (ii) the following agreements only:

Other Agreements:

PARTICIPANT	CYMER, INC.

By:
Signature	Signature

Name:	Name:
Print		Print

Date:	Title:

Date:

ATTACHMENTS:  Stock Unit Agreement, 2007 LTIP Summary Description

ATTACHMENT I

STOCK UNIT AGREEMENT

[ATTACHMENT II

2007 LTIP SUMMARY DESCRIPTION]